Exhibit 99.1

Press Release

For Further Information Contact:

INVESTORS:	MEDIA:
Matt Schroeder	Susan Henderson
(717) 214-8867	(717) 730-7766
or investor@riteaid.com

FOR IMMEDIATE RELEASE

Rite Aid Reports Fiscal 2017 Fourth Quarter and Full Year Results

•	Fourth Quarter Net Loss Per Diluted Share of $0.02, Compared to the Prior Year Net Income Per Diluted Share of $0.06; Full Year Net Income Per Diluted Share of $0.00, Compared to the Prior Year of $0.16

•	Fourth Quarter Adjusted Net Loss Per Diluted Share of $0.00, Compared to the Prior Year Adjusted Net Income Per Diluted Share of $0.07; Full Year Adjusted Net Income Per Diluted Share of $0.06, Compared to the Prior Year of $0.24

•	Adjusted EBITDA of $264.3 Million for the Fourth Quarter, Compared to the Prior Year Adjusted EBITDA of $383.0 Million; Full Year Adjusted EBITDA of $1,137.1 Million, Compared to the Prior Year of $1,402.3 Million

CAMP HILL, Pa. (Apr. 25, 2017) - Rite Aid Corporation (NYSE: RAD) today reported operating results for its fourteen week fourth quarter and fifty-three week fiscal year ended March 4, 2017.

For the fourth quarter, the company reported revenues of $8.5 billion, net loss of $21.1 million, or $0.02 per diluted share, Adjusted net loss of $3.2 million, or $0.00 per diluted share and Adjusted EBITDA of $264.3 million, or 3.1 percent of revenues. For the full year, the company reported revenues of $32.8 billion, net income of $4.1 million, or $0.00 per diluted share, Adjusted net income of $66.8 million or $0.06 per diluted share and Adjusted EBITDA of $1,137.1 million, or 3.5 percent of revenues. The fiscal 2017 fourth quarter and full year results benefited from the extra week in fiscal 2017.

Commenting on Rite Aid’s fourth-quarter and full-year results, Chairman and CEO John Standley said: “We remain confident that the completion of our proposed merger with Walgreens Boots Alliance is in the best interest of Rite Aid shareholders, customers and associates. However, despite our team’s continued focus on growing our business, the extended duration of the merger process is having a negative impact on our results. In addition, we continue to face reimbursement rate challenges that we have been unable to offset with drug cost reductions. As we remain actively engaged in discussions with the Federal Trade Commission to gain regulatory approval for the merger, we are also taking steps to review our ongoing strategy, reduce costs and make necessary changes to our business to improve our performance going forward.”

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Rite Aid FY 2017 Q4 Press Release - page 2

Fourth Quarter Summary

Revenues for the quarter were $8.5 billion compared to revenues of $8.3 billion in the prior year’s fourth quarter, an increase of $271.2 million or 3.3 percent. Retail Pharmacy Segment revenues were $7.1 billion and increased 4.3 percent compared to the prior year period primarily as a result of the extra week in the fourth quarter, partially offset by a decrease in same store sales. Revenues in the company’s Pharmacy Services Segment were $1.5 billion and decreased 1.3 percent compared to the prior year period.

Same store sales for the quarter decreased 3.0 percent over the prior year, consisting of a 4.3 percent decrease in pharmacy sales and a 0.3 percent decrease in front-end sales. Pharmacy sales included an approximate 246 basis point negative impact from new generic introductions. The number of prescriptions filled in same stores, adjusted to 30-day equivalents, decreased 0.3 percent over the prior year period. Prescription sales accounted for 67.1 percent of total drugstore sales, and third party prescription revenue was 98.4 percent of pharmacy sales.

Net loss was $21.1 million or $0.02 per diluted share compared to last year’s fourth quarter net income of $65.6 million or $0.06 per diluted share. The decline in operating results is due primarily to a decline in Adjusted EBITDA, partially offset by a higher LIFO credit.

Adjusted EBITDA (which is reconciled to net income in the attached tables) was $264.3 million or 3.1 percent of revenues for the fourth quarter compared to $383.0 million or 4.6 percent of revenues for the same period last year. The decline in Adjusted EBITDA is due to a decrease of $129.1 million in the Retail Pharmacy Segment, resulting primarily from lower pharmacy gross profit, which decreased because of lower reimbursement rates and script count, partially offset by good cost control and the benefit from the extra week in the quarter. The decline in Retail Pharmacy Segment Adjusted EBITDA was partially offset by an increase of $10.4 million of Pharmacy Services Segment Adjusted EBITDA, as a result of higher gross profit in the segment.

In the fourth quarter, the company opened 2 stores, relocated 5 stores, remodeled 89 stores and expanded 2 stores, bringing the total number of wellness stores chainwide to 2,418. The company closed 13 stores, resulting in a total store count of 4,536 at the end of the fourth quarter. The company also opened 7 clinics in the fourth quarter, bringing the total to 99.

Full Year Results

For the fiscal year ended March 4, 2017, Rite Aid had revenues of $32.8 billion compared to revenues of $30.7 billion in the prior year, an increase of $2.1 billion or 6.9 percent. Retail Pharmacy Segment revenues were $26.8 billion which were flat compared to the prior year primarily as a result of the extra week this year, offset by a decrease in same store sales. Revenues in the company’s Pharmacy Services Segment, which was acquired on June 24, 2015, were $6.4 billion.

Same store sales for the year decreased 2.2 percent consisting of a 3.2 percent decrease in pharmacy sales and a 0.2 percent increase in front end sales. Pharmacy sales included an approximate 182 basis point negative impact from new generic introductions. The number of prescriptions filled in same stores, adjusted to 30-day equivalents, increased 0.1 percent over the prior year period. Prescription sales accounted for 68.3 percent of total drugstore sales, and third party prescription revenue was 98.2 percent of pharmacy sales.

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Rite Aid FY 2017 Q4 Press Release - page 3

Net income for fiscal 2017 was $4.1 million or $0.00 per diluted share compared to last year’s net income of $165.5 million or $0.16 per diluted share. The decline in operating results is due primarily to a decline in Adjusted EBITDA and an increase in Pharmacy Services Segment amortization expense, partially offset by lower income tax expense, a $33.2 million loss on debt retirement in the prior year and lower interest expense.

Adjusted EBITDA was $1,137.1 million or 3.5 percent of revenues for the year compared to $1,402.3 million or 4.6 percent of revenues for last year. The decline in Adjusted EBITDA is due to a decrease of $352.1 million in the Retail Pharmacy Segment, resulting from lower pharmacy gross profit due to lower reimbursement rates and script count. The decline in Retail Pharmacy Segment Adjusted EBITDA was partially offset by an increase of $86.9 million of Pharmacy Services Segment Adjusted EBITDA. This increase was due to strong operating results in the current year and the fact that the prior year’s Pharmacy Services Segment results do not reflect a full year’s ownership of EnvisionRx.

For the year, the company relocated 24 stores, acquired 3 stores, remodeled 348 stores, expanded 2 stores, opened 12 stores, and closed 40 stores. The company also opened 21 clinics during the fiscal year.

Rite Aid Merger with Walgreens Boots Alliance

As announced on January 30, 2017, Walgreens Boots Alliance, Inc. (“WBA”) and Rite Aid entered into an amendment to the original merger agreement dated as of October 27, 2015. Under the terms of the amendment, WBA and Rite Aid agreed to reduce the price for each share of Rite Aid common stock to be paid by WBA. In addition, WBA will be required to divest up to 1,200 Rite Aid stores and certain additional related assets if required to obtain regulatory approval. The exact per share merger consideration will be determined based on the number of retail stores that WBA agrees to divest in connection with the parties’ efforts to obtain the required regulatory approvals for the merger, with the price set at $7.00 per share if 1,000 retail stores or fewer retail stores are required to be divested and at $6.50 per share if 1,200 retail stores are required to be divested (or more, if WBA agrees to sell more). Additionally, WBA and Rite Aid agreed to extend the end date to July 31, 2017. While WBA and Rite Aid continue to be actively engaged in discussions with the Federal Trade Commission regarding the transaction and are working toward a close of the merger by July 31, 2017, there can be no assurance that the requisite regulatory approvals will be obtained, or that the merger will be completed within the time period contemplated by the merger agreement on the current terms, if at all. The transaction is subject to approval by the holders of Rite Aid’s common stock, the expiration or termination of applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and other customary closing conditions.

Rite Aid is one of the nation’s leading drugstore chains with 4,536 stores in 31 states and the District of Columbia. Information about Rite Aid, including corporate background and press releases, is available through Rite Aid’s website at www.riteaid.com.

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Rite Aid FY 2017 Q4 Press Release - page 4

Cautionary Statement Regarding Forward Looking Statements

Statements in this release that are not historical and statements regarding the expected timing of the closing of the proposed merger with WBA, the closing of the proposed sale of stores and assets to Fred’s and the ability of the parties to complete such transactions considering the various closing conditions and any assumptions underlying any of the foregoing, are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements regarding the expected timing of the closing of the merger with WBA and sale of stores and assets to Fred's; the ability of the parties to complete the transactions considering the various closing conditions; the outcome of legal and regulatory matters, including with respect to the outcome of discussions with the Federal Trade Commission and otherwise in connection with the pending acquisition of Rite Aid by WBA; the number of stores divested in connection with such pending acquisition and the terms, timing and likelihood of consummation of such transactions; the expected benefits of the transaction such as improved operations, enhanced revenues and cash flow, growth potential, market profile and financial strength; the competitive ability and position of WBA following completion of the proposed transaction; and any assumptions underlying any of the foregoing. Words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “should,” and “will” and variations of such words and similar expressions are intended to identify such forward-looking statements. These forward-looking statements are not guarantees of future performance and involve risks, assumptions and uncertainties, including, but not limited to, our high level of indebtedness and our ability to make interest and principal payments on our debt and satisfy the other covenants contained in our debt agreements; general economic, industry, market, competitive, regulatory and political conditions; our ability to improve the operating performance of our stores in accordance with our long term strategy; the impact of private and public third-party payers continued reduction in prescription drug reimbursements and efforts to encourage mail order; our ability to manage expenses and our investments in working capital; outcomes of legal and regulatory matters; changes in legislation or regulations, including healthcare reform; our ability to achieve the benefits of our efforts to reduce the costs of our generic and other drugs; risks related to the proposed transactions, including the possibility that the transactions may not close, including because one or more closing conditions to the transactions, including certain regulatory approvals, may not be satisfied or waived, on a timely basis or otherwise, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transactions, or may require conditions, limitations or restrictions in connection with such approvals, including the risk that the Federal Trade Commission may not approve the transaction despite the changes the  parties to the merger agreement, as amended, and the asset purchase agreement, are willing to make, or that the required approval of the amended merger agreement by the stockholders of Rite Aid may not be obtained; the risk that stockholders may receive the bottom of the price range for the per share merger consideration;  the risk that the merger agreement may be terminated in certain circumstances that require Rite Aid to pay WBA a termination fee of $325 million; the risk that the parties to the asset purchase agreement, dated as of December 19, 2016, by and among Rite Aid, WBA, Fred’s, Inc. and AFAE, LLC may not receive regulatory approval or be able to complete the transactions contemplated thereby considering the various closing conditions; the risk that there may be a material adverse change of Rite Aid or the stores proposed to be sold to Fred's, or the business of Rite Aid or the stores proposed to be sold to Fred's may suffer as a result of uncertainty surrounding the transactions; risks related to the ability to realize the anticipated benefits of the proposed transactions; risks associated with the financing of the proposed transactions; disruption from the proposed transactions making it more difficult to maintain business and operational relationships; the continuing effect of the merger, including the effect of the announcement of the merger agreement amendment, on Rite Aid's business relationships (including, without limitation, customers and suppliers), operating results and business generally; risks related to diverting management's or employees' attention from ongoing business operations; the risk that Rite Aid's stock price may decline significantly if the merger is not completed; significant transaction costs; unknown liabilities; the risk of litigation and/or regulatory actions related to the proposed transactions; potential changes to our strategy in the event the proposed transactions do not close, which may include delaying or reducing capital or other expenditures, selling assets or other operations, attempting to restructure or refinance our debt, or seeking additional capital, and other business effects. These and other risks, assumptions and uncertainties are more fully described in Item 1A (Risk Factors) of our most recent Annual Report on Form 10-K, in the preliminary proxy statement, as it may be amended, that we filed with the Securities and Exchange Commission on March 3, 2017 in connection with the proposed merger, and in other documents that we file or furnish with the Securities and Exchange Commission, which you are encouraged to read. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. Additionally, there can be no assurance that the requisite regulatory approvals for the proposed merger and proposed sale of stores and assets to Fred's will be obtained, or that the proposed transactions will be completed within the required time period or at all, or that the expected benefits of the proposed transactions will be realized. Accordingly, you are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made. Rite Aid expressly disclaims any current intention to update publicly any forward-looking statement after the distribution of this release, whether as a result of new information, future events, changes in assumptions or otherwise.

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Rite Aid FY 2017 Q4 Press Release - page 5

Additional Information and Where to Find It

In connection with the proposed strategic combination with WBA, as amended, Rite Aid prepared a preliminary proxy statement on Schedule 14A that has been filed with the SEC on March 3, 2017. The preliminary proxy statement is not yet final and will be amended. Following the filing of the definitive proxy statement with the SEC, Rite Aid will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the proposed merger. INVESTORS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Investors may obtain the proxy statement, as well as other filings containing information about Rite Aid, free of charge, from the SEC’s Web site (www.sec.gov). Investors may also obtain Rite Aid’s SEC filings in connection with the transaction, free of charge, from Rite Aid’s Web site (www.RiteAid.com) under the link “Investor Relations” and then under the tab “SEC Filings,” or by directing a request to Rite Aid, Byron Purcell, Attention: Senior Director, Treasury Services & Investor Relations.

Participants in the Merger Solicitation

The directors, executive officers and employees of Rite Aid and other persons may be deemed to be participants in the solicitation of proxies in respect of the transaction. Information regarding Rite Aid’s directors and executive officers is available in its definitive proxy statement for its 2016 annual meeting of stockholders filed with the SEC on May 13, 2016. This document can be obtained free of charge from the sources indicated above. Other information regarding the interests of the participants in the proxy solicitation is set forth in the preliminary proxy statement, as it may be amended, that has been filed with the SEC on March 3, 2017. This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

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Rite Aid FY 2017 Q4 Press Release - page 6

Reconciliation of Non-GAAP Financial Measures

The company separately reports financial results on the basis of Adjusted Net Income, Adjusted Net Income per diluted share, and Adjusted EBITDA, which are non-GAAP financial measures. See the attached tables for a reconciliation of Adjusted Net Income, Adjusted Net Income per diluted share and Adjusted EBITDA to net income, and net income per diluted share, which are the most directly comparable GAAP financial measures. Adjusted Net Income and Adjusted Net Income per diluted share exclude amortization of EnvisionRx intangible assets, merger and acquisition-related costs, loss on debt retirements and LIFO adjustments. Adjusted EBITDA is defined as net income excluding the impact of income taxes, interest expense, depreciation and amortization, LIFO adjustments, charges or credits for facility closing and impairment, inventory write-downs related to store closings, debt retirements and other items (including stock-based compensation expense, merger and acquisition-related costs, severance and costs related to distribution center closures, gain or loss on sale of assets and revenue deferrals related to our customer loyalty program).

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RITE AID CORPORATION AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS
(Dollars in thousands)
(unaudited)

	March 4, 2017	February 27, 2016
ASSETS
Current assets:
Cash and cash equivalents	$245,410	$124,471
Accounts receivable, net	1,771,126	1,601,008
Inventories, net of LIFO reserve of $999,776 and $1,006,396	2,837,211	2,697,104
Prepaid expenses and other current assets	211,541	128,144
Total current assets	5,065,288	4,550,727
Property, plant and equipment, net	2,251,692	2,255,398
Goodwill	1,715,479	1,713,475
Other intangibles, net	835,795	1,004,379
Deferred tax assets	1,505,564	1,539,141
Other assets	219,934	213,890
Total assets	$11,593,752	$11,277,010

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Current maturities of long-term debt and lease financing obligations	$21,335	$26,848
Accounts payable	1,613,909	1,542,797
Accrued salaries, wages and other current liabilities	1,370,004	1,427,250
Total current liabilities	3,005,248	2,996,895
Long-term debt, less current maturities	7,263,288	6,914,393
Lease financing obligations, less current maturities	44,070	52,895
Other noncurrent liabilities	667,076	731,399
Total liabilities	10,979,682	10,695,582

Commitments and contingencies	-	-
Stockholders' equity:
Common stock	1,053,690	1,047,754
Additional paid-in capital	4,839,854	4,822,665
Accumulated deficit	(5,237,157)	(5,241,210)
Accumulated other comprehensive loss	(42,317)	(47,781)
Total stockholders' equity	614,070	581,428
Total liabilities and stockholders' equity	$11,593,752	$11,277,010

RITE AID CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS
(Dollars in thousands, except per share amounts)
(unaudited)

	Fourteen weeks ended March 4, 2017	Thirteen weeks ended February 27, 2016
Revenues	$8,541,360	$8,270,136
Costs and expenses:
Cost of revenues	6,473,198	6,228,581
Selling, general and administrative expenses	1,897,003	1,810,288
Lease termination and impairment charges	35,015	26,753
Interest expense	115,181	103,678
Gain on sale of assets, net	(5,755)	(348)

	8,514,642	8,168,952

Income before income taxes	26,718	101,184
Income tax expense	47,860	35,567
Net (loss) income	$(21,142)	$65,617

Basic and diluted (loss) earnings per share:

Numerator for (loss) earnings per share:
(Loss) income attributable to common stockholders - basic and diluted	$(21,142)	$65,617

Denominator:
Basic weighted average shares	1,045,929	1,041,157
Outstanding options and restricted shares, net	-	17,357

Diluted weighted average shares	1,045,929	1,058,514

Basic and diluted (loss) income per share	$(0.02)	$0.06

RITE AID CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS
(Dollars in thousands, except per share amounts)
(unaudited)

	Fifty-three weeks ended March 4, 2017	Fifty-two weeks ended February 27, 2016
Revenues	$32,845,073	$30,736,657
Costs and expenses:
Cost of revenues	25,071,008	22,910,402
Selling, general and administrative expenses	7,242,359	7,013,346
Lease termination and impairment charges	55,294	48,423
Interest expense	431,991	449,574
Loss on debt retirements, net	-	33,205
(Gain) loss on sale of assets, net	(4,024)	3,303

	32,796,628	30,458,253

Income before income taxes	48,445	278,404
Income tax expense	44,392	112,939
Net income	$4,053	$165,465

Basic and diluted earnings per share:

Numerator for earnings per share:
Income attributable to common stockholders - basic and diluted	$4,053	$165,465

Denominator:
Basic weighted average shares	1,044,427	1,024,377
Outstanding options and restricted shares, net	16,399	17,985

Diluted weighted average shares	1,060,826	1,042,362

Basic and diluted income per share	$0.00	$0.16

RITE AID CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF COMPREHENSIVE (LOSS) INCOME
(In thousands)
(unaudited)

	Fourteen weeks ended March 4, 2017	Thirteen weeks ended February 27, 2016
Net (loss) income	$(21,142)	$65,617
Other comprehensive income (loss):
Defined benefit pension plans:
Amortization of prior service cost, net transition obligation and net actuarial losses included in net periodic pension cost, net of $2,247 tax expense and $2,875 tax benefit	3,421	(3,723)
Total other comprehensive income (loss)	3,421	(3,723)
Comprehensive (loss) income	$(17,721)	$61,894

RITE AID CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
(In thousands)
(unaudited)

	Fifty-three weeks ended March 4, 2017	Fifty-two weeks ended February 27, 2016
Net income	$4,053	$165,465
Other comprehensive income (loss):
Defined benefit pension plans:
Amortization of prior service cost, net transition obligation and net actuarial losses included in net periodic pension cost, net of $3,600 tax expense and $1,681 tax benefit	5,464	(1,931)
Total other comprehensive income (benefit)	5,464	(1,931)
Comprehensive income	$9,517	$163,534

RITE AID CORPORATION AND SUBSIDIARIES

SUPPLEMENTAL SEGMENT OPERATING INFORMATION
(Dollars in thousands)
(unaudited)

	Fourteen weeks ended March 4, 2017	Thirteen weeks ended February 27, 2016

Retail Pharmacy Segment
Revenues (a)	$7,120,364	$6,826,984
Cost of revenues (a)	5,155,550	4,873,484
Gross profit	1,964,814	1,953,500
LIFO credit	(47,881)	(6,796)
FIFO gross profit	1,916,933	1,946,704

Gross profit as a percentage of revenues	27.59%	28.61%
LIFO credit as a percentage of revenues	-0.67%	-0.10%
FIFO gross profit as a percentage of revenues	26.92%	28.51%

Selling, general and administrative expenses	1,815,699	1,737,759
Selling, general and administrative expenses as a percentage of revenues	25.50%	25.45%

Cash interest expense	109,584	98,081
Non-cash interest expense	5,639	5,342
Total interest expense	115,223	103,423

Adjusted EBITDA	219,720	348,785
Adjusted EBITDA as a percentage of revenues	3.09%	5.11%

Pharmacy Services Segment
Revenues (a)	$1,510,814	$1,530,729
Cost of revenues (a)	1,407,466	1,442,674
Gross profit	103,348	88,055

Gross profit as a percentage of revenues	6.84%	5.75%

Adjusted EBITDA	44,619	34,224
Adjusted EBITDA as a percentage of revenues	2.95%	2.24%

(a)	- Revenues and cost of revenues include $89,818 and $87,577 of inter-segment activity for the fourteen weeks ended March 4, 2017 and the thirteen weeks ended February 27, 2016, respectively, that is eliminated in consolidation.

RITE AID CORPORATION AND SUBSIDIARIES

SUPPLEMENTAL SEGMENT OPERATING INFORMATION
(Dollars in thousands)
(unaudited)

	Fifty-three weeks ended March 4, 2017	Fifty-two weeks ended February 27, 2016

Retail Pharmacy Segment
Revenues (a)	$26,816,669	$26,865,931
Cost of revenues (a)	19,435,336	19,270,502
Gross profit	7,381,333	7,595,429
LIFO charge	(6,620)	11,163
FIFO gross profit	7,374,713	7,606,592

Gross profit as a percentage of revenues	27.53%	28.27%
LIFO charge as a percentage of revenues	-0.02%	0.04%
FIFO gross profit as a percentage of revenues	27.50%	28.31%

Selling, general and administrative expenses	6,948,860	6,824,698
Selling, general and administrative expenses as a percentage of revenues	25.91%	25.40%

Cash interest expense	410,386	412,133
Non-cash interest expense	21,612	37,170
Total interest expense	431,998	449,303

Adjusted EBITDA	948,906	1,300,905
Adjusted EBITDA as a percentage of revenues	3.54%	4.84%

Pharmacy Services Segment
Revenues (a)	$6,393,884	$4,103,513
Cost of revenues (a)	6,001,152	3,872,687
Gross profit	392,732	230,826

Gross profit as a percentage of revenues	6.14%	5.63%

Adjusted EBITDA	188,235	101,357
Adjusted EBITDA as a percentage of revenues	2.94%	2.47%

(a)	- Revenues and cost of revenues include $365,480 and $232,787 of inter-segment activity for the fifty-three weeks ended March 4, 2017 and fifty-two weeks ended February 27, 2016, respectively, that is eliminated in consolidation.

RITE AID CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
RECONCILIATION OF NET (LOSS) INCOME TO ADJUSTED EBITDA
(In thousands)
(unaudited)

	Fourteen weeks ended March 4, 2017	Thirteen weeks ended February 27, 2016

Reconciliation of net (loss) income to adjusted EBITDA:
Net (loss) income	$(21,142)	$65,617
Adjustments:
Interest expense	115,181	103,678
Income tax expense	33,157	61,925
Income tax valuation allowance increase/(release)	14,703	(26,358)
Depreciation and amortization	144,147	135,430
LIFO credit	(47,881)	(6,796)
Lease termination and impairment charges	35,015	26,753
Other	(8,841)	22,760
Adjusted EBITDA	$264,339	$383,009
Percent of revenues	3.09%	4.63%

RITE AID CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
RECONCILIATION OF NET INCOME TO ADJUSTED EBITDA
(In thousands)
(unaudited)

	Fifty-three weeks ended March 4, 2017	Fifty-two weeks ended February 27, 2016

Reconciliation of net income to adjusted EBITDA:
Net income	$4,053	$165,465
Adjustments:
Interest expense	431,991	449,574
Income tax expense	29,689	139,297
Income tax valuation allowance increase/(release)	14,703	(26,358)
Depreciation and amortization	568,231	509,212
LIFO (credit) charge	(6,620)	11,163
Lease termination and impairment charges	55,294	48,423
Loss on debt retirements, net	-	33,205
Other	39,800	72,281
Adjusted EBITDA	$1,137,141	$1,402,262
Percent of revenues	3.46%	4.56%

RITE AID CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
ADJUSTED NET (LOSS) INCOME
(Dollars in thousands, except per share amounts)
(unaudited)

	Fourteen weeks ended March 4, 2017	Thirteen weeks ended February 27, 2016

Net (loss) income	$(21,142)	$65,617
Add back - Income tax expense	47,860	35,567
Income before income taxes	26,718	101,184

Adjustments:
Amortization of EnvisionRx intangible assets	20,805	17,310
LIFO credit	(47,881)	(6,796)
Merger and Acquisition-related costs	7,944	5,686

Adjusted income before income taxes	7,586	117,384

Adjusted income tax expense (a)	10,766	43,549
Adjusted net (loss) income	$(3,180)	$73,835

Adjusted net (loss) income per diluted share:

Numerator for adjusted net (loss) income per diluted share:
Adjusted net (loss) income	$(3,180)	$73,835

Denominator:
Basic weighted average shares	1,045,929	1,041,157
Outstanding options and restricted shares, net	-	17,357

Diluted weighted average shares	1,045,929	1,058,514

Net (loss) income per diluted share	$(0.02)	$0.06

Adjusted net (loss) income per diluted share	$(0.00)	$0.07

(a)	The fiscal year 2017 and 2016 annual effective tax rates, adjusted to exclude amortization of EnvisionRx intangible assets, LIFO credits and Merger and Acquisition-related costs from book income, are used for the fourteen weeks ended March 4, 2017 and the thirteen weeks ended February 27, 2016, respectively.

RITE AID CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
ADJUSTED NET INCOME
(Dollars in thousands, except per share amounts)
(unaudited)

	Fifty-three weeks ended March 4, 2017	Fifty-two weeks ended February 27, 2016

Net income	$4,053	$165,465
Add back - Income tax expense	44,392	112,939
Income before income taxes	48,445	278,404

Adjustments:
Amortization of EnvisionRx intangible assets	83,022	55,527
LIFO (credit) charge	(6,620)	11,163
Loss on debt retirements, net	-	33,205
Merger and Acquisition-related costs	14,066	27,482

Adjusted income before income taxes	138,913	405,781

Adjusted income tax expense (a)	72,096	150,545
Adjusted net income	$66,817	$255,236

Adjusted net income per diluted share:

Numerator for adjusted net income per diluted share:
Adjusted net income	$66,817	$255,236

Denominator:
Basic weighted average shares	1,044,427	1,024,377
Outstanding options and restricted shares, net	16,399	17,985

Diluted weighted average shares	1,060,826	1,042,362

Net income per diluted share	$0.00	$0.16

Adjusted net income per diluted share	$0.06	$0.24

(a)	The fiscal year 2017 and 2016 annual effective tax rates, adjusted to exclude amortization of EnvisionRx intangible assets, LIFO (credits) charges, loss on debt retirements and Merger and Acquisition-related costs from book income, are used for the fifty-three weeks ended March 4, 2017 and the fifty-two weeks ended February 27, 2016, respectively.

RITE AID CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS
(Dollars in thousands)
(unaudited)

	Fourteen weeks ended March 4, 2017	Thirteen weeks ended February 27, 2016

OPERATING ACTIVITIES:
Net (loss) income	$(21,142)	$65,617
Adjustments to reconcile to net cash provided by operating activities:
Depreciation and amortization	144,147	135,430
Lease termination and impairment charges	35,015	26,753
LIFO credit	(47,881)	(6,796)
Gain on sale of assets, net	(5,755)	(348)
Stock-based compensation expense	(13,284)	11,419
Changes in deferred taxes	28,873	28,793
Excess tax benefit on stock options and restricted stock	3,266	(1,448)
Changes in operating assets and liabilities:
Accounts receivable	(55,897)	(24,239)
Inventories	158,031	181,619
Accounts payable	(195,750)	(110,817)
Other assets and liabilities, net	30,787	21,882
Net cash provided by operating activities	60,410	327,865
INVESTING ACTIVITIES:
Payments for property, plant and equipment	(90,501)	(127,009)
Intangible assets acquired	(8,017)	(31,036)
Proceeds from sale-leaseback transactions	-	36,732
Proceeds from dispositions of assets and investments	6,635	1,085
Net cash used in investing activities	(91,883)	(120,228)
FINANCING ACTIVITIES:
Net proceeds from (payments to) revolver	50,000	(280,000)
Principal payments on long-term debt	(4,813)	(5,750)
Change in zero balance cash accounts	12,395	(27,867)
Net proceeds from the issuance of common stock	2,539	2,751
Excess tax benefit on stock options and restricted stock	(3,266)	1,448
Net cash provided by (used in) financing activities	56,855	(309,418)
Increase (decrease) in cash and cash equivalents	25,382	(101,781)
Cash and cash equivalents, beginning of period	220,028	226,252
Cash and cash equivalents, end of period	$245,410	$124,471

SUPPLEMENTAL CASH FLOW INFORMATION

Payments for property, plant and equipment	$90,501	$127,009
Intangible assets acquired	8,017	31,036
Total cash capital expenditures	98,518	158,045
Equipment received for noncash consideration	-	1,000
Equipment financed under capital leases	3,670	6,115
Gross capital expenditures	$102,188	$165,160

RITE AID CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS
(Dollars in thousands)
(unaudited)

	Fifty-three weeks ended March 4, 2017	Fifty-two weeks ended February 27, 2016

OPERATING ACTIVITIES:
Net income	$4,053	$165,465
Adjustments to reconcile to net cash provided by operating activities:
Depreciation and amortization	568,231	509,212
Lease termination and impairment charges	55,294	48,423
LIFO (credit) charge	(6,620)	11,163
(Gain) loss on sale of assets, net	(4,024)	3,303
Stock-based compensation expense	23,482	37,948
Loss on debt retirements, net	-	33,205
Changes in deferred taxes	35,038	79,488
Excess tax benefit on stock options and restricted stock	(543)	(22,884)
Changes in operating assets and liabilities:
Accounts receivable	(166,765)	291,659
Inventories	(133,543)	181,958
Accounts payable	29,528	(21,187)
Other assets and liabilities, net	(178,268)	(320,351)
Net cash provided by operating activities	225,863	997,402
INVESTING ACTIVITIES:
Payments for property, plant and equipment	(424,289)	(541,347)
Intangible assets acquired	(56,822)	(128,648)
Acquisition of businesses, net of cash acquired	-	(1,778,377)
Proceeds from sale-leaseback transactions	-	36,732
Proceeds from dispositions of assets and investments	16,852	9,782
Net cash used in investing activities	(464,259)	(2,401,858)
FINANCING ACTIVITIES:
Proceeds from issuance of long-term debt	-	1,800,000
Net proceeds from revolver	330,000	375,000
Principal payments on long-term debt	(21,239)	(672,717)
Change in zero balance cash accounts	43,080	(62,878)
Net proceeds from the issuance of common stock	6,951	11,376
Financing fees paid for early debt redemption	-	(26,003)
Excess tax benefit on stock options and restricted stock	543	22,884
Deferred financing costs paid	-	(34,634)
Net cash provided by financing activities	359,335	1,413,028
Increase in cash and cash equivalents	120,939	8,572
Cash and cash equivalents, beginning of period	124,471	115,899
Cash and cash equivalents, end of period	$245,410	$124,471

SUPPLEMENTAL CASH FLOW INFORMATION

Payments for property, plant and equipment	$424,289	$541,347
Intangible assets acquired	56,822	128,648
Total cash capital expenditures	481,111	669,995
Equipment received for noncash consideration	746	3,011
Equipment financed under capital leases	7,551	9,614
Gross capital expenditures	$489,408	$682,620